October 8, 1997

Mr. Landon Barretto
Barretto Pacific Corporation
1111 Third Ave. Tower, 25th Fl.
Seattle, WA 98101

Dear Landon:

     This letter agreement (the "Agreement") will confirm the terms and conditions of our mutual understanding concerning the engagement of Rizvi & Associates, LLP ("Consultant") by your firm, Barretto Pacific Corporation, ("Barretto") to do the following and to act in the following capacities:

     1. Prepare and file Articles of Incorporation, prepare Bylaws, draft appropriate minutes and board resolutions for a Maryland corporation by the name of Griffin Industries, Inc. ("Griffin" or the "Company") or such other name as available in the State of Maryland and agreed upon by Barretto or its employees.

     2. Prepare a draft offering circular ("Griffin Offering Circular") in compliance with Regulation E of the Securities Act of 1933, for a direct public offering of securities ("Griffin Securities") by Griffin, its agents, assigns, or designees;

     3. Prepare and file all appropriate forms with the Securities and Exchange Commission in connection with the Griffin Offering Circular;

     4. Prepare and file all appropriate forms and notice applications needed to comply with the United States Blue Sky Laws concerning initial issuer transactions in each of the States in which the Griffin Offering Circular will be presented;

     5. Prepare and file all appropriate forms and notice applications needed to comply with the Canadian Securities Laws and other appropriate Provincial laws and regulations as they may apply in each of the respective provinces in which the Griffin Offering Circular will be presented for the sale of Griffin Securities.

     6. To act as Interim Corporate Secretary or Assistant Secretary of Griffin for such period as may be reasonably necessary for Griffin to find, hire and train a Corporate Secretary, where said appointment shall not exceed three months from the date of completion of the Griffin Offering Circular.

     All of the above tasks and understandings together shall be described hereinafter as "Consulting Work". All references herein to dollars shall refer to United States currency.

     In exchange for covenanting to faithfully performing the aforementioned Consulting Work, Griffin shall agree to the following;

     7. Compensation: In exchange for providing a significant amount of existing work product to Barretto and Griffin consisting of adapting the contents of an offering circular which has been developed over the past six months for a different company by Consultant and where said offering circular will be used as a template for the Griffin Offering Circular, Griffin, upon formation, and Barretto as third party guarantor, agrees to the following terms of employment of Consultant:

          a) Consultant shall receive the sum of $7,000 as an initial retainer to commence the Consulting Work;

          b) Consultant shall receive the sum of $10,000 within one business day of delivering the first completed draft of the Griffin Offering Circular to Barretto for initial review.

          c) Consultant shall receive the sum of $8,000 upon completion of and on the same business day of filing the Griffin Offering Circular and all accompanying exhibits as required by Form 1-E with the United States Securities and Exchange Commission.

          d) Consultant shall receive an additional $115,000 as additional compensation for the preparation and completion of the Consulting Work, payable as follows:

               (i) $50,000 will be disbursed to Consultant within one business day after receipt of the first $100,000 of funds received by Griffin, its associates, assigns, or designees pursuant to the Griffin Offering Circular or any variation thereof hence adapted;

               (ii) $45,000  disbursed  to  Consultant  within one  business day after receipt of the second $100,000 of funds received by Griffin, its associates, assigns or designees pursuant to funds raised in connection with the Griffin Offering Circular or any variation thereof hence adapted;

               (iii)$20,000  disbursed  to  Consultant  within one  business day after receipt of the third $100,000 received by Griffin, its associates, assigns or designees pursuant to funds raised in connection with the Griffin Offering Circular or any variation thereof hence adapted;

     All disbursements pursuant to paragraphs 8(d)(i)-(iii) above shall be made on receipt of funds by Griffin whether said funds so received by Griffin are in the form of cash, cash equivalents, or free trading marketable securities. In the event that Griffin receives free trading marketable securities, Consultant agrees to receive compensation in the form of such securities, where the market value of said securities will be determined and based on the bid price of said securities one day prior to the due date of each payment.

Additional Covenants and Representations:

     8. We represent and warrant that the services will be performed in a competent and efficient manner and that they will at all times be performed in compliance with all applicable laws and legal requirements. We further agree to provide Barretto with a time line estimate of the approximate time each part of the Consulting Work will be completed;

     9. You agree to provide us with monthly statements of the account in which you will deposit all proceeds received pursuant to the offering contemplated herein. You shall use your bona fide efforts to promote the interests of Griffin and shall, during the term of the Agreement, devote as much time, attention and ability to the promotion of the business of Griffin as is necessary to provide effective promotion of Griffin and the sale of its initial public offering of securities pursuant to the Griffin Offering Circular;

     10. Any notice required or permitted to be given by this Agreement shall be in writing and may be given by personal delivery or postage prepaid, registered or certified mail. Such notices shall be addressed to the receiving party at our respective addresses set forth above or at such other addresses as either of us may, by notice, designate. Notices personally given shall be deemed to be given as of the date of delivery and electronic and/or mailed notices shall be deemed to be given as of the date of delivery;

     11. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, as the case may be;

     12. Each provision and paragraph of this Agreement is declared to constitute a separate and distinct covenant and to be severable from all other such separate and distinct covenants under this Agreement. If any covenant or provision herein contained is determined to be void or unenforceable, in whole or in part, such determination shall not affect or impair the validity or enforceability of any other covenant or provision contained in this Agreement and the remaining provisions of this Agreement shall be valid and enforceable to the fullest extent provided by law;

     13. This Agreement may not be assigned;

     14. This Agreement replaces, supersedes, and cancels all prior Agreements, representations, and understandings between the Company and yourselves in respect of the subject matter of this Agreement;

     15. The provisions of this Agreement and the relationship between the parties shall be construed in accordance with and governed by the laws of the State of California. The parties hereby attorn to the jurisdiction of the courts of the State of California, venue of San Francisco County;

     16. No amendment or waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party;

     17. The parties will execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement.

     18. The parties agree that facsimile counterparts of this agreement shall constitute originals as that term is defined by the United States Federal Rules of Evidence Code Section 800, et. seq. and that the parties herein agree to receipt of and treatment of facsimile initials and signatures a constituting an original acknowledgement herein.

     If the foregoing meets your approval, please sign a copy of this letter agreement and return a copy thereof in non-electronic format to me at your earliest convenience.

Yours Very Truly,

/s/ Omar A. Rizvi
Omar A. Rizvi, Esq.
Managing Partner
Rizvi & Associates, L.L.P.


Agreed to By:


/s/ Landon Barretto
Landon Barretto
Barretto Pacific Corporation
President & CEO